Exhibit 99.1

                       EVEREST REINSURANCE HOLDINGS, INC.
                              477 Martinsville Road
                          Liberty Corner, NJ 07938-0830
                            Telephone: (908) 604-3000



August 13, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         Re:      Certification pursuant to 18 U.S.C.SS.1350,
                  as enacted by Section 906 of the Sarbanes-Oxley Act of 2002
                  -----------------------------------------------------------

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Everest Reinsurance Holdings, Inc., a company organized under the laws of Delaware (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. SS. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /S/ JOSEPH V. TARANTO
                                            ------------------------------------
                                            Joseph V. Taranto
                                            Chairman and
                                            Chief Executive Officer


                                            /S/ STEPHEN L. LIMAURO
                                            ------------------------------------
                                            Stephen L. Limauro
                                            Executive Vice President and
                                            Chief Financial Officer